UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 1, 2014

First Community Corporation

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-28344	57-1010751
(Commission File Number)	(IRS Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of principal executive offices)	(Zip Code)

(803) 951-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets

Effective February 1, 2014, First Community Corporation (“First Community”), the holding company for First Community Bank, completed its previously announced merger with Savannah River Financial Corporation (“Savannah River”), the holding company for Savannah River Banking Company, pursuant to the Agreement and Plan of Merger, dated as of August 13, 2013, between First Community, SRMS, Inc., a Georgia corporation and wholly-owned subsidiary of First Community, and Savannah River. At closing, SRMS, Inc. merged with and into Savannah River, with Savannah River surviving as a wholly-owned subsidiary of First Community. Immediately thereafter, Savannah River Banking Company, a South Carolina state bank, also merged with and into First Community Bank, a South Carolina state bank, with First Community Bank surviving the merger and continuing its corporate existence, and Savannah River merged with and into First Community, with First Community as the surviving corporation. Under the terms of the Agreement and Plan of Merger, Savannah River shareholders have the right to receive either $11.00 in cash or 1.0618 shares of First Community common stock, or a combination thereof, for each Savannah River share they owned immediately prior to the merger, subject to the limitation that 60% of the outstanding shares of Savannah River common stock will be exchanged for cash and 40% of the outstanding shares of Savannah River common stock will be exchanged for shares of First Community common stock.

The foregoing description of the Agreement and Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger, which is incorporated herein by reference as Exhibit 2.1.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains certain forward-looking statements, including certain plans, expectations, goals, and projections, including statements about the benefits of the merger between First Community and Savannah River, which are subject to numerous assumptions, risks, and uncertainties.  Actual results could differ materially from those anticipated by such statements for a variety of factors including, without limitation: the businesses of First Community and Savannah River may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected timeframes; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure; and other factors described in First Community’s Annual Report on Form 10-K and documents subsequently filed by First Community with the Securities and Exchange Commission (the “SEC”).  All forward-looking statements included in this Form 8-K are based on information available at the time of the filing.  First Community assumes no obligation to update any forward-looking statement.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

First Community has filed relevant documents concerning the merger with the SEC, including a registration statement on Form S-4 that includes a joint proxy statement/prospectus, and may file additional documents with the SEC.   Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings by First Community, at the SEC’s internet site (http://www.sec.gov).  Copies of the joint proxy statement/prospectus and the other relevant First Community filings with the SEC can also be obtained, without charge, by directing a request to First Community Corporation, 5455 Sunset Blvd., Lexington, SC 29072, Attention: Michael C. Crapps.

SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of any such jurisdiction.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Under the merger agreement, effective following the closing of the merger, First Community was to appoint three specified members of Savannah River’s board of directors to join the boards of directors of First Community and First Community Bank (collectively, the “Board”). Effective February 3, 2014, the Board increased the number of directors from 13 to 16 and appointed J. Randolph Potter as a Class I director, Paul S. Simon as a Class II director, and E. Leland Reynolds as a Class III director. Each of Mssrs. Potter, Simon, and Reynolds are anticipated to be nominated as a Board nominee for election by the shareholders to the Board at the 2014 annual meeting of shareholders of First Community. Mr. Simon is the former Chairman of Savannah River’s board of directors, and Mr. Potter is the former Chief Executive Officer of Savannah River. No committee assignments have been made yet for Mssrs. Potter, Simon, and Reynolds.

Mssrs. Potter, Simon, and Reynolds will receive compensation as outside directors consistent with First Community’s standard compensation practices for outside directors and will be eligible to participate in First Community’s director deferred compensation plan, whereby they can elect to defer their annual retainer and earned monthly fees. A description of First Community’s standard compensation practices for outside directors can be found in the section titled “Executive Compensation” in First Community’s definitive proxy statement in connection with its 2013 annual meeting of shareholders filed April 8, 2013.

In addition, Mr. Potter has also entered into a consulting agreement with First Community Bank that became effective immediately after consummation of the merger. The consulting agreement has a one-year term, subject to early termination for death or disability, and requires Mr. Potter to provide continued oversight of banking operations in the Aiken and Augusta markets, as well to help insure a successful merger and to aid in coordinating the transition of customers, employees and shareholders, and to support First Community Bank's existing operations and expansion opportunities in the Greenville, South Carolina market. Under the consulting agreement, Mr. Potter will receive monthly compensation in the amount of $13,333, plus up to $750 per month to partially offset his health insurance costs. The consulting agreement also restricts Mr. Potter's ability to compete with First Community Bank or solicit its customers or employees for the one-year period following termination of the consulting agreement. The form of consulting agreement is included as Exhibit B-2 to the merger agreement.

As disclosed in First Community’s Current Report on Form 8-K filed August 14, 2013, each former director of Savannah River, including Mssrs. Potter, Simon, and Reynolds, executed a noncompete agreement with First Community. Additionally, each of the former directors and executive officers of Savannah River, including Mssrs. Potter, Simon, and Reynolds, also executed a voting and support agreement with First Community pursuant to which, among other things, they agreed to vote all of their shares of Savannah River common stock in favor of the merger and against alternative transactions and not to sell or transfer their shares of Savannah River common stock prior to consummation of the merger. The forms of such agreements are included as Exhibits E and F to the merger agreement.

ITEM 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The Audited Consolidated Financial Statements of Savannah River as of December 31, 2012 and December 31, 2011 and the Independent Auditor’s Report thereon, as well as the accompanying Notes thereto, are filed as Exhibit 99.1.

The Unaudited Consolidated Financial Statements of Savannah River for the nine months and three months ended September 30, 2013 and September 30, 2012, as well as the accompanying Notes thereto, are filed as Exhibit 99.2.

(b) Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Financial Statements of First Community and Savannah River, as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012, are filed as Exhibit 99.3.

(d) Exhibits.

Item	Exhibit
2.1	Agreement and Plan of Merger by and between First Community Corporation, SRMS, Inc., and Savannah River Financial Corporation, dated August 13, 2013 (incorporated by reference to Exhibit 2.1 to First Community’s Registration Statement on Form S-4 (File Number 333-191652) Filed on October 10, 2013).

23.1	Consent of Elliott Davis LLC.

99.1	Audited Consolidated Financial Statements of Savannah River as of December 31, 2012 and December 31, 2011 and the Independent Auditor’s Report thereon, as well as the accompanying Notes thereto (incorporated by reference to First Community’s Amendment No. 3 to the Registration Statement on Form S-4 (File Number 333-191652) filed on December 26, 2013).

99.2	Unaudited Consolidated Financial Statements of Savannah River for the nine months and three months ended September 30, 2013 and September 30, 2012, as well as the accompanying Notes thereto (incorporated by reference to First Community’s Amendment No. 3 to the Registration Statement on Form S-4 (File Number 333-191652) filed on December 26, 2013).

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of First Community and Savannah River, as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012, reflecting the merger (incorporated by reference to First Community’s Amendment No. 3 to the Registration Statement on Form S-4 (File Number 333-191652) filed on December 26, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

Dated: February 3, 2014	By:	/s/ Joseph G. Sawyer
Joseph G. Sawyer
Chief Financial Officer

EXHIBIT INDEX

Item	Exhibit

23.1	Consent of Elliott Davis LLC.